UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

September 25, 2015
Date of Report (Date of Earliest Event Reported)

The Chemours Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street
Wilmington, Delaware, 19899
(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On September 25, 2015, The Chemours Company (the “Company”) entered into Amendment No. 1 (the “Amendment”) to its Credit Agreement dated May 12, 2015 (the “Credit Agreement”) among The Chemours Company, the lenders and issuing banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

The Amendment provides the Company with enhanced liquidity to implement the Company’s transformation plan and strengthen its financial position. The definition of Consolidated EBITDA, which is used solely for the purposes of calculating financial maintenance covenants in the Credit Agreement, has been modified to include cost savings benefits from restructuring and other initiatives announced prior to July 1, 2016 on a pro forma basis. The benefits that can be added back are limited to:

•	$115 million for any four fiscal quarter period ending on or prior to June 30, 2016; and

•	$80 million for any four fiscal quarter period ending after June 30, 2016.

The Amendment also adjusts the fixed dollar annual dividend basket to:

•	$106 million for the fiscal year ended December 31, 2015

•	$22 million per annum for each of the fiscal years ending December 31, 2016, and December 31, 2017

The foregoing summary of the Amendment is not intended to be complete and is qualified in its entirety by the complete text of the Amendment that is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The statements in this Form 8-K include forward-looking statements, which often may be identified by their use of words like “plans,” “expects,” “will,” “believes,” “intends,” “estimates,” “anticipates” or other words of similar meaning. These forward-looking statements address, among other things, our anticipated future operating and financial performance, business plans and prospects, transformation plans, resolution of environmental liabilities, litigation and other contingencies, plans to increase profitability, our ability to pay or the amount of any dividend, and target leverage that are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. The matters discussed in these forward-looking statements also are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements as further described in the “Risk Factors” section of the information statement contained in the registration statement on Form 10 and other filings made by the Company with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

10.1 Amendment No. 1 to the Credit Agreement among The Chemours Company, the lenders and issuing banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Mark E. Newman

Mark E. Newman
Senior Vice President and Chief Financial Officer
Date:	September 28, 2015